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                            CERTIFICATE OF AMENDMENT OF
                      RESTATED CERTIFICATE OF INCORPORATION OF
                            BRAUN'S FASHIONS CORPORATION

     The undersigned, being the Chief Executive Officer and President of Braun's Fashions Corporation, a Delaware corporation (the "Corporation"), certifies that the following resolution was duly adopted by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote at the July 28, 1999 Annual Meeting of the Shareholders of the Corporation, pursuant to Section 242 of the Delaware Business Corporation Law.

     RESOLVED:

          Article Four of the Corporation's Restated Certificate of Incorporation is amended to read as follows:

          "FOURTH: THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF CAPITAL STOCK THAT THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS FIFTEEN MILLION (15,000,000) SHARES, OF WHICH (a) ONE MILLION (1,000,000) SHARES SHALL BE UNDESIGNATED PREFERRED STOCK HAVING A PAR VALUE OF $0.01 PER SHARE (THE "PREFERRED STOCK"), AND (b) FOURTEEN MILLION (14,000,000) shares shall be common stock with the par value of $0.01 per share (the "Common Stock")."

     RESOLVED
     FURTHER:

          The officers of the Corporation be and they hereby are authorized and directed to do such acts and things as they may deem necessary or desirable to give effect to this amendment and to carry out the intent and purpose of this resolution.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 16th day of August, 1999.

                                   BRAUN'S FASHIONS CORPORATION

                                   /s/ William J. Prange
                                   -------------------------------------
                                   William J. Prange
                                   Chief Executive Officer and President
Attest:

/s/ Andrew K. Moller
--------------------------
Andrew K. Moller
Senior Vice President and Chief Financial Officer